Supplement dated August 13, 2026 to the

Summary Prospectus, Statutory Prospectus and Statement of Additional Information (“SAI”)

of each Fund listed below

NEOS S&P 500® High Income ETF (SPYI)1*	NEOS S&P 500® Hedged Equity Income ETF (SPYH)1*
NEOS Enhanced Income Aggregate Bond ETF (BNDI)1***	NEOS MSCI EAFE High Income ETF (NIHI)1*
NEOS Enhanced Income 1-3 Month T-Bill ETF (CSHI)1***	NEOS Ethereum High Income ETF (NEHI)1*
NEOS Bitcoin High Income ETF (BTCI)1*	NEOS Long/Short Equity Income ETF (NLSI)1*
NEOS Gold High Income ETF (IAUI)1*	NEOS MLP & Energy Infrastructure High Income ETF (MLPI)1*
NEOS Nasdaq-100® Hedged Equity Income ETF (QQQH)1**	NEOS Enhanced Income 20+ Year Treasury Bond ETF (TLTI)1*
NEOS Enhanced Income Credit Select ETF (HYBI)1**	NEOS Boosted S&P 500® High Income ETF (XSPI)2**
NEOS Nasdaq-100® High Income ETF (QQQI)1**	NEOS Boosted Nasdaq-100® High Income ETF (XQQI)2**
NEOS Russell 2000® High Income ETF (IWMI)1*	NEOS Boosted Bitcoin High Income ETF (XBCI)2**
NEOS Real Estate High Income ETF (IYRI)1*

each a series of NEOS ETF Trust (the “Trust” and each series, a “Fund” and, collectively, the “Funds”)

1Summary Prospectus dated May 1, 2026, as revised July 16, 2026 and Statutory Prospectus and SAI each dated May 1, 2026

2Summary Prospectus dated January 28, 2026, as revised July 16, 2026 and Statutory Prospectus and SAI each dated January 28, 2026

*Principal U.S. Listing Exchange: Cboe BZX Exchange, Inc.

**Principal U.S. Listing Exchange: Nasdaq Stock Market LLC

***Principal U.S. Listing Exchange: NYSE Arca, Inc.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This supplement provides new and additional information beyond that contained in each Fund’s Summary Prospectus, Prospectus and SAI and should be read in conjunction with each such Fund’s Prospectus and SAI.

NEOS Investments LLC (“NEOS”) has entered into a transaction agreement and plan of merger, dated August 10, 2026 (the “Transaction Agreement”), pursuant to which GSAM Neptune Holdings L.P., a Delaware limited partnership (“GSAM Holdings”), which is a subsidiary of The Goldman Sachs Group, Inc., a Delaware corporation (“Goldman”), will purchase all of the issued and outstanding limited liability company interests of NEOS (the “Transaction”). NEOS Investment Management, LLC (the “Adviser”), the investment adviser to the Funds, is a wholly-owned subsidiary of NEOS. As a result of the Transaction, NEOS will become a direct, wholly-owned subsidiary of GSAM Holdings, and, in this manner, NEOS will ultimately be an indirect, wholly-owned subsidiary of Goldman and an affiliate of Goldman Sachs Asset Management, L.P.

In connection with the Transaction, the Adviser will continue to be the investment adviser to the Funds. As required by the Investment Company Act of 1940, as amended, the current investment management agreement between the Trust and the Adviser terminates automatically upon its “assignment,” which includes a change in control of the Adviser. The closing of the Transaction will result in a change in control of the Adviser, and therefore the investment management agreement between the Trust, on behalf of each of the Funds, and the Adviser will automatically terminate. Accordingly, the Board of Trustees of the Trust (the “Board”) will be asked to approve a new investment advisory agreement for the Funds (the “New Advisory Agreement”), as well as to elect new members to the Board (the “Trustee Nominees”). If approved by the Board, shareholders of the Funds will be asked at a special meeting of shareholders of the Funds to approve the New Advisory Agreement and to elect the Trustee Nominees (the “Proposals”).

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The closing of the Transaction is subject to certain closing conditions, including Board and shareholder approval of the New Advisory Agreement and the election of Trustee Nominees. It is not anticipated that there will be any changes to the investment objectives, principal investment strategies or management fees of any of the Funds as a result of the Transaction.

If approved by the Board and the Funds’ shareholders and subject to the other closing conditions, the Transaction is expected to close in the fourth quarter of 2026 or first quarter of 2027, although this timeline is subject to adjustment. A proxy statement related to a special shareholder meeting of the Funds is expected to be sent to shareholders. Shareholders of the Funds should watch for the arrival of these important materials.

The foregoing is not a solicitation of any proxy. When it is available, please read the proxy statement for the special shareholder meeting carefully because it will contain important information regarding the Proposals. The proxy statement will be available for free on the SEC’s website (www.sec.gov).

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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